HERITAGE INCOME-GROWTH TRUST

                     SUPPLEMENT DATED JANUARY 2, 1997 TO THE
                      PROSPECTUS DATED FEBRUARY 1, 1996, AS
                  SUPPLEMENTED PREVIOUSLY ON SEPTEMBER 5, 1996


The following table replaces the table on page 12 of the prospectus in the section "What Class A Shares Will Cost":


                                     SALES LOAD AS A PERCENTAGE OF
                                                                                    DEALER CONCESSION
                                                     NET AMOUNT INVESTED (NET       AS A PERCENTAGE OF
AMOUNT OF PURCHASE             OFFERING PRICE              ASSET VALUE)             OFFERING PRICE(1)
------------------             --------------              ------------             -----------------
Less than $25,000                   4.75%                      4.99%                      4.25%
$25,000 to $49,999                  4.25%                      4.44%                      3.75%
$50,000 to $99,999                  3.75%                      3.90%                      3.25%
$100,000 to $249,999                3.25%                      3.36%                      2.75%
$250,000 to $499,999                2.50%                      2.56%                      2.00%
$500,000 to $999,999                1.50%                      1.52%                      1.25%
$1,000,000 and over                 0.00%                      0.00%                      0.00%(2)

--------------

(1) During certain periods, the Distributor may pay 100% of the sales load to participating dealers. Otherwise, it will pay the Dealer Concession shown above.

(2) The Manager may pay from its own resources up to 1.00% of the purchase amount to the Distributor for purchases of $1,000,000 or more.